Exhibit 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 14, 2020 (this “Amendment”), is entered into among Molina Healthcare, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and Truist Bank (successor by merger to SunTrust Bank), in its capacity as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 12, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement; and

WHEREAS, the Required Lenders have agreed to the modifications to the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements contained herein and in the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to the Credit Agreement.  The Credit Agreement is amended as follows:

(a)     All references to “SunTrust Bank” shall be replaced with “Truist Bank (successor by merger to SunTrust Bank)”.

(b)     The following defined terms are added to Section 1.1 in the appropriate alphabetical order to read as follows:

“Affected Financial Institution” shall mean: (a) any EEA Financial Institution; or (b) any UK Financial Institution.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. §–1841(k)) of such party.

“Covered Entity” shall mean any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §–252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §–47.3(b); and (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §–382.2(b).

“Covered Party” shall have the meaning provided in Section 11.19.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§–252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. §–5390(c)(8)(D).

“QFC Credit Support” shall have the meaning provided in Section 11.19.

“Resolution Authority” shall mean an EEA Resolution Authority, or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Supported QFC” shall have the meaning provided in Section 11.19.

“U.S. Special Resolution Regime” shall have the meaning provided in Section 11.19.

“UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

(c)     The defined term “364 Day Bridge Senior Unsecured Indebtedness” in Section 1.1 is amended in its entirety to read as follows:

“364 Day Bridge Senior Unsecured Indebtedness” means any unsecured bridge facility incurred by the Borrower in an aggregate amount not to exceed $400,000,000 with a maturity of 364 days and any extension, renewal or refinancing thereof, which may be used to (i) consummate the transactions, including the Acquisitions, contemplated by that certain Stock and Asset Purchase Agreement, dated as of April 30, 2020,entered into by the Borrower and Magellan Health, Inc., a Delaware corporation, as further described to the Administrative Agent in writing, (ii) pay any fees, expenses and other transaction costs incurred in connection therewith (including those in connection with any acquisition-related financing) and (iii) satisfy any regulatory or statutory capital requirements applicable to the Borrower in connection with the transactions contemplated by the above-referenced Stock and Asset Purchase Agreement.

(d)     The defined term “Bail-In Action” in Section 1.1 is amended by replacing “EEA Financial Institution” with “Affected Financial Institution”.

(e)     The defined term “Bail-In Legislation” in Section 1.1 is amended in its entirety to read as follows:

“Bail-In Legislation” shall mean: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing Law for such EEA Member Country from time to time which is described in the applicable EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act of 2009 (as amended from time to time), and any other Law applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions, or any affiliates of any of the foregoing (other than through liquidation, administration, or other insolvency proceedings).

(f)     The defined term “Write-Down and Conversion Powers” in Section 1.1 is amended in its entirety to read as follows:

“Write-Down and Conversion Powers” shall mean: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution, or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it, or to suspend any obligation in respect of that liability, or any of the powers under that Bail-In legislation that are related or ancillary to any of those powers.

(g)     Section 4.22 is amended by replacing each instance of “EEA Financial Institution” with “Affected Financial Institution”.

(h)     Section 7.13(b) is amended by removing the following language: “; provided, that the Borrower may use the proceeds of the 364 Day Bridge Senior Unsecured Indebtedness to repurchase the 2020 Convertible Notes whether or not a Default or Event of Default has occurred or is continuing”.

(i)     Section 11.17 is amended in its entirety to read as follows:

Section 11.17     Acknowledgement and Consent to Bail-In of Affected Financial Institutions.   Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent that such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority, and each party hereto agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder that may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction, in full or in part, or cancellation of any such liability, (ii) a conversion of all, or a portion, of such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to, or otherwise conferred on, it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document, or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

(j)     A new Section 11.19 is added to the end of Article XI to read as follows:

Section 11.19     Acknowledgement Regarding any Supported QFCs.

(a)     To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”; and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States.

(b)     In the event that a Covered Entity that is a party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the Laws of the United States or a state of the United States. In the event that a Covered Party, or a BHC Act Affiliate of a Covered Party, becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

2.     Effectiveness; Conditions Precedent.  This Amendment shall become effective as of the date hereof after each of the following conditions is satisfied:

(a)     Amendment.     Receipt by the Administrative Agent of counterparts of this Amendment, executed by the Borrower, the Required Lenders and the Administrative Agent.

(b)     Payment of Fees.  Receipt by the Administrative Agent, the Arrangers and the Lenders of any fees required to be paid on or before the date hereof.

(c)     Payment of Expenses.  The Borrower shall have paid all reasonable fees and out-of-pocket expenses, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent).

3.     Amendment is a “Loan Document”.  This Amendment shall be deemed to be, and is, a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.    Representations and Warranties; No Default.  Each Loan Party hereby represents and warrants to the Administrative Agent, each Lender, the Swingline Lender and the Issuing Bank that, (a) the representations and warranties of each Loan Party contained in the Credit Agreement, any other Loan Document, or any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists.

5.     Reaffirmation of Obligations.  Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents (as amended by this Amendment) and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents (except to the extent such obligations are modified or released pursuant to this Amendment).

6.     No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect and nothing herein shall limit or waive any right, power or remedy of the Administrative Agent or the Lenders under the Loan Documents.

7.     Counterparts; Delivery.  This Amendment may be executed in counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by any other electronic imaging means (including .pdf), shall be effective as delivery of a manually executed counterpart of this Amendment.

8.     Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to Credit Agreement to be duly executed as of the date first above written.

BORROWER:	MOLINA HEALTHCARE, INC.,
a Delaware corporation

	By: Name: Title:	/s/ Mark Keim Mark Keim Executive Vice President

ADMINISTRATIVE AGENT:	TRUIST BANK (successor by merger to SunTrust Bank), as Administrative Agent

	By: Name: Title:	/s/ Ben Cumming Ben Cumming Managing Director

LENDERS:	TRUIST BANK, (successor by merger to SunTrust Bank), as Issuing Bank, as Swingline Lender and as a Lender

	By: Name: Title:	/s/ Ben Cumming Ben Cumming Managing Director

BANK OF AMERICA, N.A.

	By: Name: Title:	/s/ Yinghua Zhang Yinghua Zhang Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By: Name: Title:	/s/ Jordan Harris Jordan Harris Managing Director

BOKF, N.A. dba BANK OF ALBUQUERQUE

By: Name: Title:

EAST WEST BANK

By: Name: Title:

MUFG UNION BANK, N.A.

	By: Name: Title:	/s/ Teuta Ghilaga Teuta Ghilaga Director

[Signature pages continue]

UBS AG, STAMFORD BRANCH

By: Name: Title:	/s/ Darlene Arias Darlene Arias Director

By: Name: Title:	/s/ Anthony Joseph Anthony Joseph Associate Director

U.S. BANK NATIONAL ASSOCIATION

By: Name: Title:	/s/ Maria Massimino Maria Massimino VP

BARCLAYS BANK PLC

By: Name: Title:	s/ Edward Pan Edward Pan Associate

JPMORGAN CHASE BANK, N.A.

By: Name: Title:	/s/ Danielle D. Babine Danielle D. Babine Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By: Name: Title:	/s/ David White David White Authorized Signatory

CITIZENS BANK, N.A.

By: Name: Title:	/s/ Christopher J. DeLauro Christopher J. DeLauro SVP

DEUTSCHE BANK AG NEW YORK BRANCH

By: Name: Title:	/s/ Philip Tancorra Philip Tancorra Vice President

By: Name: Title:	/s/ Alicia Schug Alicia Schug Vice President

[Signature pages continue]

HSBC BANK USA, NATIONAL ASSOCIATION

By: Name: Title:	/s/ Tomoko Hoffman Tomoko Hoffman SVP

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By: Name: Title:	/s/ Ellie Robertson Ellie Robertson Principal

THE HUNTINGTON NATIONAL BANK

By: Name: Title:	/s/ David Tholt David Tholt Senior Vice President

MUFG BANK, LTD.

By: Name: Title:	/s/ Teuta Ghilaga Teuta Ghilaga Director